UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 13, 2013

Clarion Partners Property Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-164777	No. 27-1242815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of Principal Executive offices)	(Zip Code)

(212) 808-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

Clarion Partners Property Trust Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders on June 13, 2013. At the annual meeting, the stockholders voted on the election of Stephen B. Hansen, Edward L. Carey, Douglas L. DuMond, Darlene T. DeRemer, Jerome W. Gates, Jon K. Haahr and Michael J. Havala to the Company’s Board of Directors for one-year terms until the 2014 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified. The stockholders elected all seven nominees for director.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee	Votes For	Votes Against	Abstentions
Stephen B. Hansen	1,095,021.85	0	0
Edward L. Carey	1,095,021.85	0	0
Douglas L. DuMond	1,095,021.85	0	0
Darlene T. DeRemer	1,095,021.85	0	0
Jerome W. Gates	1,095,021.85	0	0
Jon K. Haahr	1,095,021.85	0	0
Michael J. Havala	1,095,021.85	0	0

No other proposals were submitted to a vote of the Company’s stockholders.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarion Partners Property Trust Inc.

Date: June 18, 2013	By:	/s/ L. Michael O’Connor
L. Michael O’Connor
Senior Vice President and Secretary

2